Supplement to the currently effective statements of additional information of each of the portfolios listed below:

Shareholders of the portfolios recently approved the election of the portfolios’ Board of Trustees and changes to the portfolios’ respective investment management agreements between the portfolios and Deutsche Investment Management Americas Inc., certain fundamental investment restrictions and the declaration of trust.

DWS Variable Series I
DWS Bond VIP	DWS Health Care VIP
DWS Capital Growth VIP	DWS International VIP
DWS Global Opportunities VIP	Money Market VIP
DWS Growth & Income VIP

Board of Trustees

The following replaces/supplements the relevant disclosure with respect to the Board under Trustees and Officers:

The following table presents certain information regarding the Board Members of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the applicable Trust. Because each Portfolio does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute

		88

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, New York University Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, New York University Stern School of Business (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88

Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88

Philip Saunders, Jr. (1935) Board Member since 2006

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

88

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

88

Carl W. Vogt (1936) Board Member since 2002

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

86

Interested Board Member

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996).	84

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)

The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Portfolios since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee,

Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Portfolio. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Portfolio, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Portfolio’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Portfolio valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of each Portfolio’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005 with respect to each Portfolio except with respect to DWS Global Opportunities VIP, for which it held eight (8) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with the Portfolios’ portfolio managers and other investment personnel to review the relevant Portfolios’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Portfolios and their shareholders, and (ii) the distribution-related services provided to the Portfolios and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Portfolios, including the handling of pending or threatened litigation or regulatory action involving the Portfolios, (ii) general compliance matters relating to the Portfolios and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors each Portfolio’s total operating expense levels, (ii) oversees the provision of administrative services to the Portfolios, including the Portfolios’ custody, fund accounting and insurance arrangements, and (iii) reviews the Portfolios’ investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Trustee receives compensation from each Portfolio for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The following tables show compensation from each Portfolio and aggregate compensation from all of the funds in the fund complex received by each Trustee during the calendar year 2005. Mr. Froewiss became a member of the Board on September 15, 2005. Drs. Gruber, Herring, and Saunders, Messrs. Jones and Searcy and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Portfolios during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Portfolios and received no compensation from the Portfolios or any fund in the DWS fund complex during the relevant periods. No Board Member receives any employee benefits such as pension or retirement benefits or health insurance from the Portfolios or any fund in the DWS fund complex.

	Aggregate Compensation from Portfolio
Name of Trustee	DWS Bond VIP	DWS Capital Growth VIP	DWS Global Opportunities VIP	DWS Growth & Income VIP
Henry P. Becton, Jr.	$1,090	$3,463	$1,363	$1,354
Dawn-Marie Driscoll	$1,251	$4,299	$1,599	$1,586
Keith R. Fox	$1,171	$3,901	$1,481	$1,470
Kenneth C. Froewiss	$303	$1,075	$383	$415
Jean Gleason Stromberg	$1,144	$3,800	$1,442	$1,443
Carl W. Vogt	$1,078	$3,435	$1,345	$1,337

	Aggregate Compensation from Portfolio
Name of Trustee	DWS Health Care VIP	DWS International VIP	Money Market VIP
Henry P. Becton, Jr.	$915	$2,333	$682
Dawn-Marie Driscoll	$1,028	$2,840	$732
Keith R. Fox	$973	$2,587	$708
Kenneth C. Froewiss	$256	$622	$194
Jean Gleason Stromberg	$954	$2,500	$701
Carl W. Vogt	$906	$2,294	$678

Name of Trustee	Total Compensation from Portfolio and Fund Complex(1)
Independent Trustees
Henry P. Becton, Jr.(3)(4)	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$203,829
Keith R. Fox(3)(4)(5)	$184,829
Kenneth C. Froewiss(3)(5)(6)	$129,687
Martin J. Gruber(7)(9)	$135,000
Richard J. Herring(7)(8)(9)	$136,000
Graham E. Jones(7)(9)	$144,000
Rebecca W. Rimel(7)(8)(9)	$146,280
Philip Saunders, Jr.(7)(9)	$145,000
William N. Searcy, Jr.(7)(9)	$150,500
Jean Gleason Stromberg(3)(4)(5)	$178,549
Carl W. Vogt(3)(4)(5)	$162,049

(1)	The Fund Complex is composed of 167 funds.

(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

(3)

For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.

(4)

Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

(5)

Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.

(6)	Mr. Froewiss was appointed to the board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.

(7)	During calendar year 2005, the total number of funds overseen by each Trustee was 55 funds.

(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(9)

Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable Funds.

Trustee Fund Ownership

As only certain Participating Insurance Companies are shareholders of the Portfolios, the Trustees do not own any shares in the Portfolios nor are they Contract Owners of the Participating Insurance Companies.

Each trustee owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen by the trustee as of December 31, 2005, except for Mr. Schwarzer, who does not own shares of any such fund. Mr. Schwarzer joined the U.S. Mutual Funds business of Deutsche Asset Management in 2005.

Investment Management Agreements/Administrative Agreement

The following replaces/supplements the relevant disclosure under Management of the Fund:

The Board and the shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Portfolio. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Portfolio. In addition to the investment management of the assets of the Portfolio, the Advisor determines the investments to be made for the Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio’s policies as stated in its Prospectus and SAI, or as adopted by the Portfolio’s Board. The Advisor will also monitor, to the extent not monitored by the Portfolio’s administrator or other agent, the Portfolio’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Portfolio’s Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolio, including the Portfolio’s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolio, the Portfolio’s custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Portfolio, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio’s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice.

For all services provided under the Investment Management Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund	Management Fee Rate
DWS Bond VIP	0.390% to $250 million 0.365% next $750 million 0.340% thereafter
DWS Capital Growth VIP	0.390% to $250 million 0.365% next $750 million 0.340% thereafter
DWS Global Opportunities VIP	0.890% first $500 million 0.875% next $500 million 0.860% next $1.0 billion 0.845% thereafter
DWS Growth & Income VIP	0.390% to $250 million 0.365% next $750 million 0.340% thereafter
DWS Health Care VIP	0.665% to $250 million 0.640% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS International VIP	0.790% to $500 million 0.640% thereafter
Money Market VIP	0.285% first $500 million 0.270% next $500 million 0.255% next $1.0 billion 0.240% thereafter

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Portfolio (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolio cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolio exemptive relief from existing rules. The Portfolio and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolio and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Portfolio recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the Portfolio, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Portfolio’s net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Portfolio reasonably deems necessary for the proper administration of the Portfolio. The Advisor provides the Portfolio with personnel; arranges for the preparation and filing of the Portfolio’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolio’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolio’s records; provides the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio; assists in the resolution of accounting issues that may arise with respect to the Portfolio; establishes and monitors the Portfolio’s operating expense budgets; reviews and processes the Portfolio’s bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Fundamental Investment Restrictions

The Fund’s fundamental restriction regarding commodities is replaced with the following:

The Fund may not on behalf of any Portfolio purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

Money Market VIP only:

The Fund’s fundamental restriction regarding concentration is replaced with the following:

The Fund may not on behalf of all Portfolios (except DWS Health Care VIP and Money Market VIP): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; for Money Market VIP: concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time, except that the Portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The first paragraph under Investment Policies and Techniques - Bank and Savings and Loan Obligations is replaced with the following:

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), large foreign branches of large foreign banks (Money Market VIP only) and smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

The following is added as the first sentence to the third paragraph under Investment Restrictions – Money Market VIP:

Money Market VIP will invest more than 25% of the current value of its total assets in the obligations of banks and other financial institutions (including bank obligations subject to repurchase agreements).

The following paragraph is added under Investment Policies and Techniques:

Concentration. Money Market VIP “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry (i.e., banks and other financial institutions), which means that at least 25% of its total assets will be invested in obligations of banks and other financial institutions at all times.

Money Market VIP is added to the list of Portfolios included in the first sentence under Investment Policies and Techniques – Foreign Investment.

Trust Organization

The following replaces all information under Trust Organization or Fund Organization with respect to the Declaration of Trust and the rights and obligations thereunder, except historical information and information relating to DWS Variable Series I’s series:

DWS Variable Series I is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Portfolio’s prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Portfolio generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Fund or a Portfolio; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Fund’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund entitled to vote shall, except as otherwise provided in the Fund’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Fund to redeem all of the shares of the Fund or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Fund to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Portfolio is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Fund. The Declaration of Trust also authorizes the Board of Trustees to terminate a Portfolio or any class without shareholder approval, and the Fund may suspend the right of shareholders to require the Fund to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Fund or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Fund property or property of the series, in cash or in kind or partly each, to the shareholders of the Fund or the series involved, ratably according to the number of shares of the Fund or such series held by the several shareholders of the Fund or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Fund in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolio or the Portfolio’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio and the Portfolio may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Portfolio itself is unable to meet its obligations.

July 27, 2006